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                           NATIONS GOVERNMENT INCOME
                             TERM TRUST 2003, INC.

                                  A N N U A L

                                  R E P O R T

                        FOR THE YEAR ENDED JUNE 30, 1999

                                    NATIONS

                                   GOVERNMENT

                                  INCOME TERM

                                   TRUST 2003

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


          NOT                                                   MAY LOSE VALUE
          FDIC
          INSURED                                               NO BANK GUARANTEE

SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY BANK OF AMERICA, N.A. ("BANK OF AMERICA") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

AFFILIATES OF BANK OF AMERICA PROVIDE INVESTMENT ADVISORY AND OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.

NATIONS GOVERNMENT INCOME TERM TRUST 2003, INC.

DEAR SHAREHOLDER:

We welcome this opportunity to provide you with the annual report for Nations Government Income Term Trust 2003, Inc. (the "Company") for the 12-month period ending June 30, 1999, and to share our outlook for the near term.

INVESTMENT OBJECTIVES

The Company is a closed-end investment company, and its shares are traded on the New York Stock Exchange under the symbol "NGI." The Company's investment objectives are to seek to provide a high level of current income and to return $10 per share (the initial public offering price per share) on or about September 30, 2003.

PORTFOLIO PERFORMANCE*

For the 12-month period ending June 30, 1999, the Company distributed net investment income of $0.57 per share. The current monthly dividend rate is $0.0465 per share which equates to an annualized yield of 5.58%, based on the initial offering price of $10.00 per share. In addition, the dividend rate of $0.0465 per month translates into a current annualized yield of 6.16%, based upon the closing market price of $9.0625 per share on June 30, 1999. The net asset value of the Company's shares on June 30, 1999 was $9.60 per share. The Company's total return for the 12-month period was 5.09% based on net asset value at the end of the period.

MARKET ENVIRONMENT

The past 12 months certainly had its share of newsworthy events. It will be noted for its unpredictability and turbulence, as events often moved faster than market participants could predict. From Russia's default on debt payments to NATO's Balkan military strikes to Brazil's devaluation of its currency, the global arena offered much to digest. The U.S. economy remained largely untouched by global events, as the combination of low inflation and robust consumer confidence proved potent. Productivity growth continued to reflect the adoption of new technologies in the workplace, and it has been the biggest contributor to the sustainability of the current economic expansion. The Federal Reserve Board (the "Fed") more than once demonstrated both flexibility and a more open style of communication which buffered the markets from even more severe gyrations than were witnessed. It is remarkable that these global events have had but negligible effect on the domestic environment.

Following the timeline through the past year, we can observe three distinct market environments. First came the "flight to quality" phase prompted by the August 1998 Russian debt default. Massive cashflows into safe-haven U.S. Treasuries pushed the yield on the 30-year U.S. Treasury to its lowest level ever at 4.7%, and pressured all equities and spread sectors including mortgages and corporates. The market entered a second phase in the fall with the Fed easing to calm the markets and provide liquidity. The market was range bound through year-end as spread sector performance improved and the five-year Treasury note traded between 4.0% and 4.6%. The third phase began at the start of the new year as the flight from quality picked up steam. Mortgage-backed securities and other spread products did extremely well through the spring as money flowed back out of the Treasury market. Interest rates rose through the spring and early summer as the U.S. economy roared along with above trend growth. The yield on the five-year Treasury note climbed steadily through the year, peaking in June at 5.9%. In the spring, the Fed began to telegraph an increase in interest rates to rein in domestic growth and calm inflationary fears. On the last day of June, the Fed raised the Federal Funds rate by 25 basis points.

MARKET OUTLOOK

After raising rates in June, the Fed adopted a neutral bias. This was a signal to many that the Fed was not planning a sequence of hikes, but rather needed more data before it contemplated another move. The Fed is on record as expecting a moderation in the torrid pace of economic growth, which would be supportive of fixed income markets and could delay future interest rate increases. The market has reacted to the Fed's neutrality by reverting to a trading range as it too waits for more data. This type of market environment is historically positive for mortgage-backed securities, and we look for them to do well in the months ahead. Should consumer spending ratchet still higher or labor markets tighten further, we can expect higher interest rates and more Fed tightening, but for now it's a case of wait-and-see.

We thank you for your continued support.

Sincerely,

/s/ Robert H. Gordon
Robert H. Gordon
President

June 30, 1999

---------------

* THE PAST PERFORMANCE INFORMATION QUOTED IS NOT AN INDICATION OF FUTURE
  RESULTS.

NATIONS GOVERNMENT INCOME TERM TRUST 2003, INC.
   STATEMENT OF NET ASSETS                                         JUNE 30, 1999

PRINCIPAL
 AMOUNT                                                                    VALUE
  (000)                                                                    (000)
---------------------------------------------------------------------------------
            MORTGAGE-BACKED SECURITIES -- 69.5%
            FEDERAL HOME LOAN BANK (FHLB) -- 4.2%
 $ 6,000    5.630% 09/02/03.............................................  $ 5,891
                                                                          -------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 27.2%
            GOLD:
   3,269    5.500% 06/01/03.............................................    3,176
   8,755    6.000% 08/01/03.............................................    8,629
     970    8.000% 11/01/03.............................................      991
            REMIC:
  13,050    Series 1399 G, CMO, PAC,
            7.000% 12/15/19.............................................   13,111
   1,099    Series 1437 W, CMO, PAC, Inverse Floater,
            9.916%** 11/15/19...........................................    1,109
     598    Series 1489 VB, CMO, SUP, Inverse Floater,
            8.079%** 10/15/07...........................................      556
   4,000    Series 1544 SA, CMO, TAC, Inverse Floater,
            9.100%** 07/15/08...........................................    3,987
   1,519    Series 1550 SD, CMO, TAC, Inverse Floater,
            6.857%** 07/15/08...........................................    1,372
     327    Series 1644 NB, PAC, Inverse Floater,
            7.100%** 12/15/23...........................................      298
   6,206    Series 1693 SC, CMO, TAC, Inverse Floater,
            7.100%** 03/15/09...........................................    5,315
                                                                          -------
                                                                           38,544
                                                                          -------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 34.4%
   8,200    5.940% 01/27/03.............................................    8,137
  14,000    6.110% 07/10/03.............................................   13,903
   1,026    7.000% 09/01/03.............................................    1,031
            REMIC:
   2,206    Certificate 92-150 SU, CMO, PAC, Inverse Floater,
            8.881%** 05/25/21...........................................    2,201
       1    Certificate 92-16 SQ, Inverse Floater,
            8618.200%** 03/25/22........................................      211
  10,000    Certificate 93-12 ED, CMO, AD,
            7.500% 02/25/06.............................................   10,199
   1,125    Certificate 93-179 SG, TAC, Inverse Floater,
            6.416%** 10/25/23...........................................    1,088
     765    Certificate 93-202 VB, PAC, Inverse Floater,
            6.326%** 11/25/23...........................................      676
   1,069    Certificate 93-214 SP, CMO, PAC, Inverse Floater,
            5.420%** 12/25/08...........................................    1,025
   1,323    Certificate 93-231 SA, CMO, SCH, Inverse Floater,
            7.219%** 12/25/08...........................................    1,192

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS GOVERNMENT INCOME TERM TRUST 2003, INC.
   STATEMENT OF NET ASSETS (CONTINUED)                             JUNE 30, 1999

PRINCIPAL
 AMOUNT                                                                    VALUE
  (000)                                                                    (000)
---------------------------------------------------------------------------------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- (CONTINUED)
   5,061    Certificate 93-247 SK, CMO, AD, Inverse Floater,
            11.747%** 02/25/23..........................................  $ 5,179
   4,026    Certificate G93-32 H, CMO, AD,
            6.750% 09/25/03.............................................    4,049
                                                                          -------
                                                                           48,891
                                                                          -------
            WHOLE LOAN COLLATERAL -- 3.7%
   5,276    Residential Funding Mortgage, CMO, Series 1993-S48, Class
            A-7, PAC,
            6.500% 12/25/08.............................................    5,199
                                                                          -------
            TOTAL MORTGAGE-BACKED SECURITIES
            (Cost $101,752).............................................   98,525
                                                                          -------
            MUNICIPAL BONDS AND NOTES -- 14.7%
            ARIZONA -- 2.2%
 $ 3,755    Maricopa County, Arizona, School District, GO, Capital
            Appreciation, Series 1993, (AMBAC Insured),
            4.720%*** 07/01/03..........................................    3,135
                                                                          -------
            ILLINOIS -- 1.7%
   2,870    Illinois Educational Facilities Authority, Revenue, Capital
            Appreciation, (Loyola University Project) Series 1991A,
            (MBIA Insured),
            4.770%*** 07/01/03..........................................    2,396
                                                                          -------
            NEVADA -- 3.7%
   6,250    Clark County, Nevada, School District, GO, Series 1991B,
            (MBIA Insured),
            4.720%*** 06/01/03..........................................    5,228
                                                                          -------
            OKLAHOMA -- 3.7%
   6,430    Tulsa, Oklahoma, Industrial Development Authority, Hospital
            Revenue, (St. John's Medical Center Project) Series 1990,
            (MBIA Insured),
            4.720%*** 12/01/03..........................................    5,261
                                                                          -------
            TEXAS -- 3.4%
   5,850    Houston, Texas, Independent School District, GO, Capital
            Appreciation, Series 1989, (AMBAC Insured),
            4.720%*** 08/15/03..........................................    4,847
                                                                          -------
            TOTAL MUNICIPAL BONDS AND NOTES
            (Cost $20,573)..............................................   20,867
                                                                          -------
            U.S. TREASURY OBLIGATIONS -- 12.3%
            U.S. TREASURY NOTES -- 12.3%
     725    5.750% 06/30/01.............................................      728
   5,000    5.250% 08/15/03.............................................    4,914
  11,762    5.750% 08/15/03.............................................   11,762
                                                                          -------
            TOTAL U.S. TREASURY OBLIGATIONS
            (Cost $16,965)..............................................   17,404
                                                                          -------
            SHORT TERM INVESTMENTS -- 2.6%
            (Cost $3,735)
   3,750    FMC Discount note,
            5.073%+ 07/29/99............................................    3,735
                                                                          -------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS GOVERNMENT INCOME TERM TRUST 2003, INC.
   STATEMENT OF NET ASSETS (CONTINUED)                             JUNE 30, 1999

                                                                         VALUE
                                                                         (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS
  (Cost $143,025*)..........................................    99.1%   $140,531
                                                                        --------
OTHER ASSETS AND LIABILITIES (NET)..........................     0.9%
Cash................................................................    $    131
Interest receivable.................................................       1,513
Payable for Fund shares redeemed....................................        (128)
Administration fee payable..........................................         (12)
Dividends payable...................................................         (36)
Accrued Directors' fees and expenses................................          (3)
Accrued expenses and other liabilities..............................        (223)
                                                                        --------
TOTAL OTHER ASSETS AND LIABILITIES (NET)............................       1,242
                                                                        --------
NET ASSETS..................................................   100.0%   $141,773
                                                                        ========
NET ASSETS CONSIST OF:
Undistributed net investment income.................................    $  3,977
Accumulated net realized loss on investments sold...................      (1,447)
Net unrealized depreciation of investments..........................      (2,494)
Paid-in capital.....................................................     141,737
                                                                        --------
NET ASSETS..........................................................    $141,773
                                                                        ========
Net asset value per share
($141,772,829/14,766,885 shares of common stock outstanding)........    $   9.60
                                                                        ========

---------------
  * Federal Income Tax Information: Net unrealized depreciation of investment securities was comprised of gross appreciation of $2,834 and gross depreciation of $2,291 for Federal income tax purposes. At June 30, 1999, the aggregate cost of securities for Federal income tax purposes was $139,988.

 ** Variable rate note. The interest rate shown reflects the rate in effect at June 30, 1999.

*** Zero Coupon Security. The rate shown is the effective yield at date of purchase.

  + Rate represents annualized yield at date of purchase.

ABBREVIATIONS:
AD      -- Accretion Directed
AMBAC   -- American Municipal Bond Assurance Corporation
CMO     -- Collateralized Mortgage Obligation
GO      -- General Obligation
MBIA    -- Municipal Bond Insurance Association
PAC     -- Planned Amortization Class
REMIC   -- Real Estate Mortgage Investment Conduit
SCH     -- Scheduled Pay Bond
SUP     -- Support Bond
TAC     -- Targeted Amortization Class

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS GOVERNMENT INCOME TERM TRUST 2003, INC.
   STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 1999

(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................          $10,500
                                                                      -------
EXPENSES:
Investment advisory fee.....................................              734
Administration fee..........................................              367
Transfer agent fees.........................................               87
Legal and audit fees........................................               75
Custodian fees..............................................               35
Directors' fees and expenses................................               12
Amortization of organization costs..........................                2
Other.......................................................              130
                                                                      -------
  Total expenses............................................            1,442
Fees waived by investment advisor and administrator.........           (1,049)
Fees reduced by credits allowed by the custodian............              (26)
                                                                      -------
  Net expenses..............................................              367
                                                                      -------
NET INVESTMENT INCOME.......................................           10,133
                                                                      -------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments.....................             (499)
Net change in unrealized appreciation/(depreciation) of
  investments...............................................           (3,021)
                                                                      -------
Net realized and unrealized gain/(loss) on investments......           (3,520)
                                                                      -------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................          $ 6,613
                                                                      =======

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS GOVERNMENT INCOME TERM TRUST 2003, INC.
   STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR         YEAR
                                                                ENDED        ENDED
                                                               6/30/99      6/30/98
                                                              ----------   ----------
(IN THOUSANDS)
Net investment income.......................................   $ 10,133     $ 10,954
Net realized gain/(loss) on investments.....................       (499)       1,499
Net change in unrealized appreciation/(depreciation) of
  investments...............................................     (3,021)       3,249
                                                               --------     --------
Net increase/(decrease) in net assets resulting from
  operations................................................      6,613       15,702
Distributions to shareholders from net investment income....     (8,604)      (8,667)
Net increase/(decrease) in net assets from Fund share
  transactions..............................................     (3,713)      (8,273)
                                                               --------     --------
Net increase/(decrease) in net assets.......................     (5,704)      (1,238)

NET ASSETS:
Beginning of year...........................................    147,477      148,715
                                                               --------     --------
End of year.................................................   $141,773     $147,477
                                                               ========     ========
Undistributed net investment income/(distributions in excess
  of net investment income) at end of year..................   $  3,977     $  2,590
                                                               ========     ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS GOVERNMENT INCOME TERM TRUST 2003, INC.
   FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                      YEAR       YEAR       YEAR       YEAR       YEAR
                                                     ENDED      ENDED      ENDED      ENDED      ENDED
                                                    6/30/99+   6/30/98+   6/30/97+   6/30/96+   6/30/95+
                                                    --------   --------   --------   --------   --------
OPERATING PERFORMANCE:
Net asset value, beginning of year................  $   9.72   $   9.22   $   8.84   $   8.32   $   7.77
                                                    --------   --------   --------   --------   --------
Income from investment operations:
Net investment income.............................      0.67       0.71       0.73       0.66       0.69
Net realized and unrealized gain/(loss) on
  investments.....................................     (0.25)      0.30       0.20      (0.21)      0.51
                                                    --------   --------   --------   --------   --------
Net increase/(decrease) in net assets resulting
  from investment operations......................      0.42       1.01       0.93       0.45       1.20
Dividends from net investment income..............     (0.57)     (0.56)     (0.61)     (0.62)     (0.65)
Increase from repurchase of common shares.........      0.03       0.05       0.06       0.05         --
Increase due to capital contribution..............        --         --         --       0.64         --
                                                    --------   --------   --------   --------   --------
Net asset value, end of year......................  $   9.60   $   9.72   $   9.22   $   8.84   $   8.32
                                                    ========   ========   ========   ========   ========
Market value, end of year.........................  $ 9.0625   $  8.750   $  8.375   $  7.500   $  7.500
                                                    ========   ========   ========   ========   ========
Total return++....................................     10.17%     10.56%     20.24%      8.12%     (6.50)%
                                                    ========   ========   ========   ========   ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (000).....................  $141,773   $147,477   $148,715   $154,147   $145,810
Ratio of operating expenses to average net
  assets..........................................      0.25%      0.24%      0.24%      0.27%      0.90%
Ratio of operating expenses to average net assets
  without fees reduced by credits allowed by the
  custodian.......................................      0.27%      0.25%      0.24%      0.28%        --
Ratio of net investment income to average net
  assets..........................................      6.90%      7.41%      8.10%      7.74%      9.00%
Portfolio turnover rate...........................        43%        26%         4%        46%        38%
Ratio of operating expenses to average net assets
  without waivers, expenses reimbursed and/or fees
  reduced by credits allowed by the custodian.....      0.98%      0.98%      0.96%      1.00%      0.96%

---------------

 + Per share net investment income has been calculated using the monthly average shares method.
++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and is based on market value at period end.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS GOVERNMENT INCOME TERM TRUST 2003, INC.
   NOTES TO FINANCIAL STATEMENTS

Nations Government Income Term Trust 2003, Inc. (the "Company") was incorporated under the laws of the State of Maryland on July 26, 1993, and is registered with the Securities and Exchange Commission as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Company commenced operations on September 30, 1993.

1. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Company in the preparation of its financial statements.

Securities Valuation: The Company's securities are valued using prices provided by a pricing service, which may be based on a matrix system which considers such factors as security prices, yields and maturities. The value of mortgage-backed securities can be significantly affected by changes in interest rates. Restricted securities, securities for which market quotations are not readily available and other assets are valued at fair value by the investment advisor under the supervision of the Board of Directors. Certain securities may be valued by one or more principal market makers. Short-term investments that mature in 60 days or less are valued at amortized cost.

Securities Transactions and Investment Income: Securities transactions are accounted for on the trade date. Realized gains or losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and is recorded on an accrual basis.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. The Company instructs its custodian to establish a segregated account in which it will maintain cash or U.S. government securities or other high grade debt securities at least equal in value to its commitments for such securities.

Inverse Floating Rate Obligations: Inverse floating rate obligations ("inverse floaters") are tranches of a REMIC or CMO with an interest rate that moves inversely to a specified index. The interest rate, which is adjusted periodically, is based on a formula incorporating a specific index times a multiplier, plus or minus a spread over the index. The value and related unrealized and realized gain or loss (due to changes in interest rates) on an inverse floater can be much more volatile than other debt securities because of the inverse floater's multiple to the index.

Dividends and Distributions to Shareholders: It is the policy of the Company to declare and pay monthly distributions from net investment income to shareholders. The Company intends to elect to retain net long-term gains (and pay corporate income tax thereon) and to retain, until the final liquidating distribution, income in an amount approximately equal to the tax-exempt income accrued on the zero coupon securities of municipal issuers or other municipal securities in which it invests. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Company, timing differences and differing characterization of distributions made by the Company. Permanent differences for the year ended June 30, 1999, resulting from differences in book and tax accounting for REMICs and CMOs, have been reclassified to reflect a decrease to undistributed net investment income of $141,585, a decrease to accumulated net realized loss of $41,081 and an increase to paid-in capital of $100,504.

Federal Income Tax: The Company intends to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. To the extent that the Company does not distribute substantially all of its taxable earnings, it will be subject to a 4% non-deductible excise tax.

NATIONS GOVERNMENT INCOME TERM TRUST 2003, INC.
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND OTHER
   RELATED
    PARTY TRANSACTIONS

The Company has entered into an investment advisory agreement with NationsBanc Advisors, Inc. ("NBAI"), a wholly-owned subsidiary of NationsBank, N.A. ("NationsBank"), which in turn is an indirect wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which it pays NBAI a monthly fee equal to an annual rate of 0.50% of the Company's average weekly net assets. For the year ended June 30, 1999, NBAI voluntarily waived all of its fees.

The Company and NBAI have entered into a sub-advisory agreement with TradeStreet Investment Associates, Inc. ("TradeStreet"), a wholly-owned subsidiary of NationsBank, pursuant to which TradeStreet is entitled to receive a sub-advisory fee from NBAI at an annual rate of 0.15% of the Company's average weekly net assets. For the year ended June 30, 1999, TradeStreet voluntarily waived all of its fees.

NBAI is the Company's administrator. In its role as administrator, NBAI supervises the Company's overall day-to-day operations and provides certain administrative services. NBAI also maintains certain of the Company's books and records and furnishes, at its own expense, such clerical assistance, bookkeeping and other administrative services as the Company may reasonably require in the conduct of its business. As compensation for both the administrative services and the expenses assumed by NBAI, the Company pays NBAI a monthly fee equal to an annual rate of 0.25% of the Company's average weekly net assets. For the year ended June 30, 1999, NBAI voluntarily waived administration fees of $314,727.

Effective February 12, 1999, The Bank of New York ("BNY") became sub-administrator of the Company pursuant to an agreement with NBAI and provides certain administrative services in support of the operations of the Company. Prior to that date, First Data Investor Services Group, Inc. ("First Data"), a wholly-owned subsidiary of First Data Corporation, was sub-administrator. The fees of BNY (and previously First Data) are paid out of the fees paid to NBAI by the Company for administration services. First Data serves as the transfer agent and dividend disbursing agent for the Company.

Effective June 23, 1999, BNY began serving as the custodian of the Company's assets. Previously, Boston Safe Deposit & Trust Company ("Boston Safe"), a subsidiary of Mellon Trust, served as the custodian of the Company's assets. For the year ended June 30, 1999, expenses of the Company were reduced by $25,752 under expense offset arrangements with BNY. The Company could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

No officer, director or employee of NationsBank, NBAI, TradeStreet or First Data, or any affiliate thereof, receives any compensation from the Company for serving as a Director or Officer of the Company. The Company pays each unaffiliated Director an annual fee of $1,000, plus an additional $500 for each board meeting attended, plus reimbursement of expenses incurred in attending such meetings.

3. SECURITIES TRANSACTIONS

For the year ended June 30, 1999, the cost of purchases and proceeds from sales of long-term U.S. government securities aggregated $59,819,484 and $67,772,797, respectively.

4.  COMMON STOCK

At June 30, 1999, 1,000,000,000 shares of common stock, $0.001 par value, were authorized.

The Board of Directors of the Company has approved a stock repurchase plan that gives the Company the flexibility to engage in repurchases of its outstanding common stock. Accordingly, shareholders are notified that, from time to time, the Company may purchase shares of its common stock in an open market when management of the Company believes that such purchases are appropriate in light of market conditions, including the presence of a market discount. For the years ended June 30, 1999 and June 30, 1998, the Company repurchased shares of its common stock in the open market at an average discount of approximately 7% and 10%, respectively, from its net asset value. All repurchased shares have been retired by the Company.

NATIONS GOVERNMENT INCOME TERM TRUST 2003, INC.
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Common stock transactions were as follows:

                                                             YEAR                     YEAR
                                                            ENDED                    ENDED
                                                           06/30/99                 06/30/98
                                                    ----------------------   ----------------------
                                                     SHARES      AMOUNT       SHARES      AMOUNT
                                                    -----------------------------------------------
Shares repurchased by the Company.................  (409,000)  $(3,713,095)  (951,900)  $(8,273,270)
                                                    --------   -----------   --------   -----------

5.  ORGANIZATION COSTS

The Company bears all costs in connection with its organization. All such costs were amortized on the straight-line method over a period of five years from the commencement of operations for the Company.

6.  CAPITAL LOSS CARRYFORWARD

As of June 30, 1999, the Company had available for Federal income tax purposes a capital loss carryforward of $4,483,639, of which $4,483,421 expires in the year 2003 and $218 expires in the year 2007.

7.  SUBSEQUENT EVENTS

In July of 1999, NationsBank merged into Bank of America, N.A. Effective on or about September 1, 1999, it is anticipated that NBAI will change its name to Banc of America Advisors, Inc. Neither of these changes is expected to alter the level or quality of advisory or other services provided to the Company.

NATIONS GOVERNMENT INCOME TERM TRUST 2003, INC.
   REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF NATIONS GOVERNMENT INCOME TERM TRUST 2003, INC.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Government Income Term Trust 2003, Inc. (the "Company") at June 30, 1999 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at June 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
New York, New York
August 18, 1999

NATIONS GOVERNMENT INCOME TERM TRUST 2003, INC.
   DIVIDEND REINVESTMENT PLAN

DIVIDEND REINVESTMENT PLAN

The Company's Dividend Reinvestment Plan (the "Plan") offers an automatic way to reinvest dividends and capital gains distributions in shares of the Company.

PARTICIPATION

Shareholders of record will receive their dividends in cash unless they have otherwise instructed First Data (the "Plan Agent"), acting as agent for each participant in the Plan, in writing. Such a notice must be received by the Plan Agent not less than 5 business days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by First Data, as dividend paying agent. For Federal income tax purposes, dividends are treated as income or capital gains, regardless of whether they are received in cash or reinvested in additional shares.

Participants may terminate their participation in the Plan by written notice to the Plan Agent. If the written notice is received at least 5 business days before the record date of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

PRICING OF DIVIDENDS AND DISTRIBUTIONS

Whenever the Company's Board of Directors declares a dividend or other distribution payable in cash or, at the option of the Plan Agent, in shares of capital stock issued by the Company, the Plan Agent will elect on behalf of the participants to receive the dividend in authorized but unissued shares of capital stock if the net asset value per share (as determined by the investment advisor of the Company as of the close of business on the record date for the dividend or distribution) is equal to or less than 95% of the closing market price per share of the capital stock of the Company on the New York Stock Exchange (the "Exchange") on such record date plus estimated brokerage commissions. The number of such authorized but unissued shares to be credited to a participant's account will be determined as of the close of business on the record date for the dividend, by valuing such shares at the greater of the net asset value per share or 95% of the market price per share. The Plan Agent will credit each participant's account with the number of shares corresponding in value, as determined under the foregoing formula, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

If the net asset value per share is equal to or less than the closing market price per share of the capital stock of the Company on the Exchange on such record date plus estimated brokerage commissions but exceeds 95% of such closing market price plus estimated brokerage commissions, the Plan Agent may elect on behalf of all participants (i) to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan or
(ii) to receive the dividend in authorized but unissued shares of capital stock, in which case the Plan Agent will credit each participant's account with the number of shares corresponding in value (determined by valuing such shares at the greater of the net asset value per share or 95% of the market price per share, in each case as of the close of business on the record date for the dividend or distribution) to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

If the net asset value per share is higher than the closing market price per share of the capital stock on the Exchange including estimated brokerage commissions on such record date, the Plan Agent will elect to take the dividend in cash and as soon as practicable, consistent with obtaining the best price and execution, the Plan Agent will proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided. Each participant's account will be credited with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan. Under such circumstances, in anticipation of

NATIONS GOVERNMENT INCOME TERM TRUST 2003, INC.
   DIVIDEND REINVESTMENT PLAN (CONTINUED)

receipt of a dividend in cash, the Plan Agent may purchase shares in the open market during the period between the record date and the payable date for the dividend or distribution. The Plan has been amended to specifically authorize such anticipatory purchases.

If the Plan Agent elects to purchase shares in the open market, and if before the Plan Agent has completed its purchases the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Company's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company. During certain market conditions, it may be impracticable or impossible to complete a market purchase program at prices that are below or not substantially in excess of net asset value, and, in such event, the Company may, in its discretion, issue the required shares.

NO SERVICE FEE TO REINVEST

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Company. There will be no brokerage commissions with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in stock or cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

PLAN AGENT ADDRESS AND TELEPHONE NUMBER

You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Nations Government Income Term Trust 2003, Inc., Dividend Reinvestment Plan, c/o First Data Investor Services Group, Inc., P.O. Box 34602, Charlotte, NC 28234, (800) 982-2271.

                                                             ------------------------
                                                                       BULK
PO Box 34602                                                       U.S. POSTAGE
Charlotte, NC 28234-4602                                               PAID
Toll Free 1-800-321-7854                                        NORTH READING, MA
                                                                  PERMIT NO. 105
                                                             ------------------------


A2003 06/99